Issued Capital and Reserves	9 Months Ended
Sep. 30, 2021
Issued Capital and Reserves
Issued Capital and Reserves

4. Issued Capital and Reserves

According to the Company’s articles of association, the Company’s authorized shares are divided into 386,250,000 common shares and 386,250,000 preferred shares, each having a nominal value of EUR 0.12.

As of September 30, 2021, no preferred shares had been issued and all issued common shares issued and outstanding were fully paid. However, in certain events, BMGF has the right to require the Company to redeem or facilitate the purchase by a third-party of all common shares it holds and Genmab has the right to subscribe once for common shares at a certain price under an anti-dilution and down round-protection clause effective through February 2022.

All payments received from shareholders in excess of the nominal value of the shares issued and net of transaction costs are recognized in capital reserves. Capital reserves also consists of recognition of share-based payments and the equity components of convertible loans. The Company may only make distributions, whether a distribution of profits or of freely distributable reserves, to shareholders to the extent shareholders’ equity exceeds the sum of the paid-in and called-up share capital plus any reserves required by Dutch law or by the Company’s articles of association.

In February 2021, the Group completed a follow-on public offering whereby it sold 5,000,000 common shares at a price of USD 90.00 per share. In addition, the underwriters exercised their option to purchase an additional 750,000 common shares at this same price less the underwriting discount. The aggregate proceeds, net of underwriting discounts, received by the Group from these transactions were EUR 426,652k. Additional offering costs for legal, accounting, printing and registration fees of EUR 22,590k were recognized as reduction to capital reserve against the proceeds from the offering.

Under the Prior VSOP plan, and following the Group’s IPO and corporate reorganization, upon vesting of virtual shares granted under the plan, the holder is able to exchange his or her virtual shares (in whole or in part) for cash or shares of CureVac N.V., at the discretion of the Company, subject to the occurrence of certain predefined events. The economic burden of such an exchange was to be borne exclusively by those shareholders already invested in CureVac AG as of October 1, 2015 (“Funding Shareholders”); as such, these Funding Shareholders were required to transfer to the Company, in exchange for no consideration, sufficient common shares for the Company to issue against exercises of virtual shares. With the Company’s IPO having taken place on August 14, 2020, an exit event was triggered with 10% of the vested virtual shares becoming exercisable at the end of the lock-up period, which is 180 days after the initial listing, i.e. on February 10, 2021. As of March 10, 2021, the beneficiaries (i.e., holders of virtual shares) exercised all of their 759,677 exercisable virtual shares and the Company received 759,677 common shares from the Funding Shareholders on that day. During the nine months ended September 30, 2021, 366,622 shares were transferred to beneficiaries upon exercise of options under the Company’s various equity plans. At September 30, 2021, the Company still held 3,032 treasury shares.

The number of shares issued and outstanding developed as follows:

Common shares issued and outstanding at December 31, 2020	180,460,565
Follow-on Public Offering	5,750,000
Share option exercises between January and September 2021	845,091
Treasury shares	(3,032)
Common shares issued and outstanding at September 30, 2021	187,052,624